CONSOLIDATED EDISON, INC.
                      RESTRICTED STOCK PLAN FOR NON-OFFICER DIRECTORS
                            EFFECTIVE OCTOBER 1, 1998

     I. PURPOSE. The purpose of the Plan is to advance the interests of Consolidated Edison, Inc. and its stockholders by assisting the Company in attracting and retaining individuals of superior talent, ability and achievement to serve on its Board of Directors.

      II. DEFINITIONS. The following words and phrases shall have the meanings set forth below unless a different meaning is required by the context:

      (a)Adjustment Shares: New or additional or different shares of Common Stock or other securities (other than rights or warrants to purchase securities) received or entitled to be received by an owner of Restricted Stock as a result of a change in capitalization of the Company as set forth in Article VII hereof.

      (b)  Annual Meeting: The Annual Meeting of Stockholders of the Company.

      (c) Beneficial Owner: As set forth in Rule 13d-3 under the Exchange Act.

      (d) Board: The Board of Directors of the Company.

      (e) Change in Control: The occurrence of any of the following:

         (i)any  Person  is  or  becomes  the  Beneficial  Owner,   directly  or
            indirectly, of securities of the Company (not including in the securities beneficially owned by such Person any securities acquired directly from the Company or its affiliates other than in connection with the acquisition by the Company or its affiliates of a business) representing 20% or more of either the then outstanding shares of Common Stock or the combined voting power of the Company's then outstanding securities; or

         (ii) the following individuals cease for any reason to constitute a majority of the number of directors then serving on the Board; individuals who, on the Effective Date hereof, constitute the Board and any new director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest, including but not limited to a consent solicitation, relating to the election of directors of the Company (as such terms are used in Rule 14a-11 of Regulation 14A under the Exchange Act)) whose appointment or election by the Board or nomination for election by the Company's shareholders was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors on the Effective Date hereof or whose appointment, election or nomination for election was previously so approved; or

         (iii) the shareholders of the Company approve a merger or consolidation of the Company with any other corporation or approve the issuance of voting securities of the Company in connection with a merger or consolidation of the Company (or any direct or indirect subsidiary of the Company) pursuant to applicable stock exchange requirements, other than (A) a merger or consolidation that would result in the voting securities of the Company outstanding immediately prior to such merger or consolidation continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof), in combination with the ownership of any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any affiliate of the Company, at least 65% of the combined voting power of the voting securities of the Company or such surviving entity or any parent thereof outstanding immediately after such merger or consolidation, or (B) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such Person any securities acquired directly from the Company or its affiliates other than in connection with the acquisition by the Company or its affiliates of a business) representing 20% or more of either the then outstanding shares of Common Stock of the Company or the combined voting power of the Company's then outstanding securities; or

         (iv) the stockholders of the Company approve a plan of complete liquidation or dissolution of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets, other than a sale or disposition by the Company of all or substantially all of the Company's assets to an entity, at least 65% of the combined voting power of the voting securities of which are owned by Persons in substantially the same proportions as their ownership of the Company immediately prior to such sale.

         Notwithstanding the foregoing, no "Change in Control" shall be deemed to have occurred if there is consummated any transaction or series of integrated transactions immediately following which the record holders of the Common Stock immediately prior to such transaction or series of transactions continue to have substantially the same proportionate ownership in an entity which owns all or substantially all of the assets of the Company immediately following such transaction or series of transactions.

      (f)   Committee:  The Company's Nominating Committee.

      (g) Common Stock: The Company's Common Shares, $.10 par value.

      (h) Company: Consolidated Edison, Inc., or its successor or successors.

      (i) Effective Date: October 1, 1998.

      (j)Exchange Act: The Securities Exchange Act of 1934, as amended, or as it may be amended from time to time.

      (k)Non-Officer Director: A member of the Board who is not also an officer or employee of the Company.

      (l)Person: As defined in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof, except that such term shall not include (i) the Company or any of its affiliates (as defined in Rule 12b-2 promulgated under the Exchange Act), (ii) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its affiliates, (iii) an underwriter temporarily holding securities pursuant to an offering of such securities, or (iv) a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company.

      (m)Plan: Consolidated Edison, Inc. Restricted Stock Plan for Non-Officer Directors, as it may be amended from time to time.

      (n)Restriction Termination Date: as to each Non-Officer Director, the earlier of (i) five years from the date of grant (determined in accordance with Article IV hereof), (ii) retirement from Service at age 72 (or earlier with the consent of the Board or Committee), (iii) the death of the Director, or (iv) a Change in Control.

      (o)Restricted Stock: Shares of Common Stock subject to restrictions awarded pursuant to Article IV hereof.

      (p)Securities Act: The Securities Act of 1933, as amended, or as it may be amended from time to time.

      (q) Service: A Non-Officer Director's service as a member of the Board.

      (r)Year of Service: The annual period of Service commencing the day of each Annual Meeting and ending on the day before the next Annual Meeting. For any person first appointed a member of the Board after the date of an Annual Meeting, his or her first Year of Service shall commence upon his or her appointment as a Director and shall end on the day before the next Annual Meeting.


      III. SHARES SUBJECT TO THE PLAN. Shares of Restricted Stock awarded under the Plan shall be purchased on the open market by or on behalf of the Company or its agent.

      IV.  RESTRICTED STOCK AWARDS.

      A. On the Effective Date, each Non-Officer Director shall be granted an award of 200 shares of Restricted Stock.

      B. After the Effective Date, each Non-Officer Director shall be granted an award of 200 shares of Restricted Stock upon the commencement of each Year of Service. The date of grant shall be the first business day of the month following the Annual Meeting or the Non-Officer Director's first appointment as a member of the Board.

      C. The award of shares of Restricted Stock, including the restrictions thereon, shall be consistent with the following:

      (i)Shares of Restricted Stock will be issued in the name of the Non-Officer Director receiving the award, but prior to the Restriction Termination Date the shares will be held by the Company or an agent appointed by the Company for the account of such Non-Officer Director (together with a blank stock power which the Non-Officer Director shall execute and deliver to the Company).

      (ii) Upon the Restriction Termination Date, the restrictions on the Restricted Stock shall lapse and the Company shall deliver to the
         Non-Officer Director, or such other person as may be designated pursuant to Article IV.C (iii) a certificate for the shares which have been awarded to him or her without any legend or restriction of any kind and the Company shall return to the Non-Officer Director or destroy any and all blank stock powers previously provided to it by such Non-Officer Director. The Company shall use its reasonable best efforts to ensure that the shares are freely transferable after the Restriction Termination Date, including, if necessary, registering the shares under the Securities Act and obtaining such listing, qualification and compliance as may be required by state or federal law, or the securities exchange or exchanges on which the Common Stock is listed.

      (iii) Shares of Restricted Stock may not be sold, assigned, transferred, pledged, hypothecated or otherwise disposed of, prior to the Restriction Termination Date except with the consent of the Committee or the Board and provided that a Director may direct that the shares of Restricted Stock be registered jointly with another person or transferred to a family member or to a trust or other entity for estate planning purposes. Any attempted sale, assignment, transfer, pledge, hypothecation or other disposition in contravention of the foregoing shall be null and void and without effect.

      (iv) Except as otherwise provided herein, a Non-Officer Director receiving an award of shares of Restricted Stock shall have all rights of a stockholder with respect to shares of Restricted Stock issued in his or her name, including the right to vote and to receive dividends and other distributions.

      (v)If a Non-Officer Director, as owner of shares of Restricted Stock, receives or shall be entitled to receive Adjustment Shares, the certificates representing the Adjustment Shares (together with a blank stock power executed by such Non-Officer Director) shall be delivered to and held by the Company or its agent. Any Adjustment Shares shall be Restricted Stock for all purposes of the Plan, subject to the same restrictions as the shares of Restricted Stock to which they relate. If a Non-Officer Director shall receive rights or warrants with respect to any shares of Restricted Stock or any Adjustment Shares, such rights or warrants may be held, exercised, sold or otherwise disposed of by the Non-Officer Director, and any shares or other securities acquired by the Non-Officer Director as a result of the exercise of such rights or warrants likewise may be held, sold, or otherwise disposed of by the Non-Officer Director, free and clear of any restrictions.

      V.  FURTHER CONDITIONS.

      A. A Non-Officer Director granted an award of shares of Restricted Stock shall, unless the Company is otherwise advised in writing by the Non-Officer Director, be deemed to represent to the Company that the shares are being acquired for investment purposes only and not with a view towards the further resale or distribution thereof.

      B. The Committee may make such provisions and take such steps as it may deem necessary or appropriate for the withholding of any taxes that the Company is required by any law or regulation of any governmental authority, whether federal, state or local, domestic or foreign, to withhold in connection with the award of any Restricted Stock, including, but not limited to (i) the withholding of delivery of certificates for shares of Common Stock until the Non-Officer Director reimburses the Company for the amount the Company is required to withhold with respect to such taxes, (ii) the canceling of any number of shares of Common Stock issuable in an amount sufficient to reimburse the Company for the amount it is required to so withhold or (iii) withholding the amount due from any such Non-Officer Director's other compensation.

      VI. ADMINISTRATION. The Plan shall be administered by the Committee, which shall have full and final authority to interpret the provisions of the Plan and, subject to Article VIII hereof, to establish rules and regulations and otherwise make determinations regarding the administration and operation of the Plan. All decisions and determinations by the Committee with respect to the Plan or awards payable thereunder shall be final and binding upon all parties.

      VII. ADJUSTMENT UPON CHANGES IN CAPITALIZATION. In the event that the outstanding shares of Common Stock are hereafter changed by reason of recapitalization, reclassification, stock split, combination or exchange of shares of Common Stock or the like, or by the issuance of dividends payable in shares of Common Stock, an appropriate adjustment shall be made by the Committee in the number of shares of Restricted Stock outstanding.

      VIII.  TERMINATION, MODIFICATION AND AMENDMENT.

      A. The Board may, at any time, terminate the Plan or, from time to time, make such modifications or amendments of the Plan as it may deem advisable.

      B. Subject to Article X.C hereof, no termination, modification or amendment of the Plan may adversely affect the rights under any outstanding shares of Restricted Stock without the consent of the Non-Officer Director to whom such shares of Restricted Stock shall have been previously awarded.

      IX. NOT A CONTRACT FOR CONTINUED SERVICE. Nothing contained in the Plan or shall be deemed to confer upon any Non-Officer Director to whom shares of Restricted Stock are or may be awarded hereunder any right to remain a member of the Board or in any way limit the right of the Board or the stockholders to terminate or fail to re-nominate or reelect any Non-Officer Director as a member of the Board.

      X.  MISCELLANEOUS.

      A. The costs and expenses of administering the Plan shall be borne by the Company and shall not be charged against any award nor to any Non-Officer Director receiving an award.

      B. This Plan and actions taken in connection herewith shall be governed and construed in accordance with the laws of the State of New York.

      C. In the event of a merger, consolidation or other business combination, liquidation or reorganization of the Company, the Committee may provide for appropriate adjustments, including rescinding any grant of Restricted Stock under this Plan within not more than two years after the grant and only to the extent deemed necessary in the opinion of the Company's independent public accountants to permit the Company to engage in a merger, consolidation or business combination intended to be accounted for as a pooling of interests transaction.